SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant ☒

Filed by Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

JOHN HANCOCK SOVEREIGN BOND FUND

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.

Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

I eproxyaccess.com eproxy cj hO controllJsp app jhO D Important Dates Delivery Options for John Hancock Trusts Special Joint Meeting of Shareholders ReCOfd Date: GS/2712025 Meeting Dat e: ttJt212025 John Hancock Trusts has established this secure website to enable you to view the proxy materials over Document links the Internet by clicking on the link(s) to the left. You may also use this website to: (1) Requesl a printed set of meeting materials be mailed to you There is no cost to you for requesting a paper copy. (2) Requesl a set of the meeting materials be emailed to you There is no cost to you for requesting the n aterials be sent via email GO TO VOTING SITE To request mailed emailed copies, please enter the 14-digit control number printed on the notice or the paper proxy card 1hat was mailed to you. 14 tigit Control Number: Accessing t1is site from a mobile device? Click here for a mobi ftiendly version. eproxyaccess.com eproxy cjhO controll.jsp app jhO&mv=81 14848337333458689&mobile n 0 Ill Manulife· Investments Important Dates Proxy Materials Delivery Options R@eotd D.at.: 08127/2025 MHting O.ate: 1111212025 You may choose from one of the follOWing options: Document Links 0 Mall proxy materials via USPS to address on record. 0 Email proxy materials to the email address specified below. Ifyou would like to receive an email confirmation of this transaction. or if you cnoose the option to receive email delivery of proxy materials, please enter and confirm your email address below. GO TO VOTING SITE Your email address: confirm email address:

eproxyaccess.com eproxy cj h0/propver.jsp mv 81 14848337333458689 0 ® IU Manulife·l Investments (VoUng Control Number: 99999000000041 Important Oates Confirm and Submit ReCOI”d Date: 0812712025 Meeting Date: 1111212025 Please review your selection below To register your selection. click the Submitbutton below. Your selection w ill not be recorded until you have clicked Submit. Document links Selection Email proxy materials to the email address specified. E-mail Address II jhss product support@jhancock.com GO TO VOTING SITE I Modify Selection I eproxyaccess.com eproxy cjh0 propsv.jsp mv=8114848337333458689&mobile=n ® lfl Manulife·l {,n, Investments C Important Dates Successful Completion Record Date: 0812712025 M eeting Dat e: 1111212025 Your selection has been recorded. Thank you for using eProxyAccess.com. Document links An e-mail confirmation has been sent to you at jhss product support@jhancock.com. To enter another Control Number, please click the Return to Home Page button. I Return t o Home Page I GO TO VOTING SITE

[EXTERNAL] John Hancock Trusts Proxy Materials Delivery Election [ @ I Reply I Reply All I 7 Forward I [] verification@eproxyaccess.com To I I JHSS Product Support Mon 9/ll/2025 1:47 PM • Retention Policy Default 2 Year Delete (2 years) Expires 9/ll2027 CAUTION This email is from an external sender, be cautious w ith links and attachments. Your eProxyAccess.com selection is as follows: Em ail proxy m aterials to t he email address specified . Thank you for m aking your selection at eProxyAccess.com. !o eproxyaccess.com/ eproxy/cjhO controiiJsp?appJhO&mv5572237225853311735&mobilen 0 ® Ul Manulife·l.ZIJhn,d Investments wmamua Important Dates Proxy Materials Delivery Options ReCOf”d Date: 0812712025 Muting Oite: 111121202 You may choose from one of the following options: Document Links @ Mail proxy mat erials via USPS to address on record. 0 Email proxy materials to the email address specified below. If you would like to receive an email confirmation of this transaction, or if you chOose the option lo receive email delivery or proxy materials, please enter and confirm your email address below. GO TO VOTING SfTE Your email address: jhss product support@jhancock.com Confirm email address: jhssproduct support@jhancock.com

eproxyaccess.com ep roxy cj hO pro pver.jsp mv 6572237225863311735 D ® Ill Manulife·l Investments t7Voting Control Number: 99999000000076 Important Dates Confirm and Submit Record Date: 08127/2025 Meeting Daie: HH2/2025 Please review your selection below To register your selection. click the Submit button below Your selection will not be recon:led until you have clicked Submit. Document links Selection Mail proxy materials via USPS to address on re-cord. E-mail Address IJ jhss product support@jhancock.com GO TO VOTING SITE I Modify Selection I eproxyaccess.com eproxy cj hO propsv.jsp mv6572237225863311735&mobile n D ® Ill Manulife·l U. hnr Investments o Important Dates Successful Completion Record Date: 08/27/2025 Meeting Date : it/1212025 Your selection has been recorded. Thank you for using eProxyAccess.com. Document links An e-mail confirmation has been sent to you at jhss product support@Jhancock.com. To enter another Control Number. please click the Return to Home Page button. I Return to Home Page I GO TO VOTING SITE

[EXTERNAL] John Hancock Trusts Proxy Materials Delivery Election lr© .I 0 verification@eproxyaccess.com To IB JHSS Product Support 11:30AM Retention Policy Default 2 Vear Delete (2 years) Expires 9/ 23/ 2027 CAUTION This email is from an external sender, be cautious w ith links and attachments. Your eProxyAccess.com selection is as follows: Mail proxy materials via USPS to address on record. Thank you for m aking your selection at eProxyAccess.com.

Subject: John Hancock Trusts Special Joint Meeting of Shareholders

Dear Shareholder,

At your request and to provide you with the necessary information, you are receiving this communication in relation to the Special Joint Meeting of Shareholders scheduled to be held on November 12, 2025 for the John Hancock Trusts.

Please review the document carefully before voting.

Your Vote is Important!

You can go to www.proxyvotenow.com/jhfunds2025 or call 1-855-995-1705 to vote with your control number.

You can also respond directly to this email with your voting instructions or call us at 1-888-976-7185, Monday to Friday, 10:00AM to 11:00PM Eastern time, if you have any questions or need further assistance

Thank you.

Inbound Call Script for Voting

*For use when a shareholder calls to request materials related to the Notice & Access mailing and asks to vote as well. If a shareholder asks to vote, the rep will re-start the process as follows:

Hello, my name is (CSR FULL NAME). Thank you for calling the proxy information line for the John Hancock Funds. Please state your name.

(Pause as shareholder (re)states their name)

We are speaking on a recorded line regarding your current investment in the John Hancock Funds as relates to the upcoming Special Joint Meeting of Shareholders scheduled for November 12, 2025. The Board of Trustees recommends a vote IN FAVOR of the proposal. Would you like to vote along with their recommendation?

(Pause for response)

If YES:

If we identify any additional accounts before the meeting, would you like to vote them the same way as today?

(Proceed to confirming the vote)

If WITHHOLD:

You are being asked to elect five trustees as members of the Board of Trustees of your Fund’s Trust. Three of the nominees currently are Trustees and have served in that capacity continuously since originally appointed. Two of the nominees, Ms. Hurtsellers and Mr. Phelan, have not served as Trustees of any Trust. Because your Fund’s Trust is not required to, and does not, hold regular annual shareholder meetings, each nominee, if elected, will hold office until his or her successor is elected and qualified or until he or she dies, retires, resigns, is removed or becomes disqualified.

The Board recommends a vote IN FAVOR of the proposal. Would you like to vote along with their recommendation?

(Pause for response and address any questions)

If the shareholder still chooses to vote WITHHOLD: I understand.

Confirming the vote: I am recording your vote (recap voting instructions).

For confirmation, please state your full name. (Pause)

According to our records, you reside in (city, state, zip). (Pause)

To confirm your address for the letter, please state your street address. (Pause)

Thank you. You will receive written confirmation in 3 to 5 business days. Please review and retain it. If you have questions, call the toll-free number in the letter. Your vote is important and appreciated. Have a good (morning/afternoon/evening).

Inbound Line Messaging

Inbound – Closed Recording

Thank you for calling the proxy information line for John Hancock Funds. Our offices are now closed. Please call us back during our normal business hours, which are Monday through Friday, 10:00 a.m. to 11:00 p.m. Eastern time. Thank you and have a nice day.

Inbound – Call in Queue Message

Thank you for calling the proxy information line for the John Hancock Funds. Our proxy specialists are currently assisting other shareholders. Your call is important to us. Please continue to hold and your call will be answered in the order in which it was received.